EXHIBIT 10.77

RACC
SECURITY AGREEMENT

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                      RAYTHEON AIRCRAFT CREDIT CORPORATION

     1. GRANT OF SECURITY INTEREST. To secure the payment of the indebtedness due Raytheon Aircraft Credit Corporation

(hereinafter   referred  to  as  "RACC")  by  First  Choice  Melbourne  1,  Inc.
(hereinafter referred to as "Debtor") under that certain Promissory Note (hereinafter referred to as the "Promissory Note"), dated of even date herewith, and any renewals, extensions or changes in form thereof, and of any and all other indebtedness of Debtor to RACC, either direct or indirect, absolute or contingent, whether now existing or hereafter arising, Debtor grants to RACC a security interest in the following property and in all additions and accessions thereto and substitutions and replacements thereof, all unearned insurance premiums and insurance proceeds, and the proceeds of all of the foregoing (all of said property is hereinafter collectively referred to as the "Collateral"):

     Raytheon Aircraft Company Model No. King Air C90B, Serial Number LJ-1477, Registration Number N1107W, together with all other property used in the operation of the aircraft or reflecting use or maintenance of the aircraft, including but not limited to all engines, propellers, instruments, avionics, equipment and accessories attached to, connected with, located in or removed from the aircraft and all logs manuals and maintenance records. Aircraft Engines: Make Pratt & Whitney Model PT6A-21, Shaft Horsepower 550., Serial Number (L) PCEPE0067, Serial Number(R) PCEPE0071 together with any replacement engines. Aircraft Propellers: Hub Make McCauley, Hub Model 4HFR34C768-C, Hub Serial Number (L) 970225 Hub Serial Number (R) 970575, together with any replacement propellers.

The security interest granted herein is a purchase money security interest under the Kansas Uniform Commercial Code.

     2. DEBTOR'S WARRANTY OF TITLE AND CITIZENSHIP. Except for the security interest granted under this Security Agreement, Debtor warrants that Debtor is (or, to the extent that the Collateral is to be acquired hereafter, will be) the owner of the Collateral free from any prior security interest, lien or encumbrance. Debtor will defend the Collateral against all claims and demands of all persons claiming interest therein. Debtor further warrants that it is a Citizen of the United States as defined by 49 U.S.C. 1301(13).

     3. DEBTOR WILL EXECUTE AND DELIVER DOCUMENTS. Debtor will, at RACC's request, furnish RACC such information and execute and deliver to RACC such documents and do all such acts and things as RACC may reasonably request as are necessary or appropriate to assist RACC in establishing and maintaining a valid security interest in the Collateral and to assure that the Collateral is properly titled and registered and the security interest perfected to RACC's satisfaction. Debtor will pay the cost of filing all appropriate documents in all public offices where RACC deems such filings necessary or desirable.

     4. OPERATION, MAINTENANCE AND REPAIR. Debtor shall operate, maintain and repair the Collateral and retain actual control and possession thereof in accordance with the following provisions:

     4a. Debtor shall have complete use of the Collateral until default, and Debtor shall use, operate, maintain and store the Collateral, or any part thereof, properly, carefully and in compliance with all applicable statutes, ordinances, regulations, policies of insurance and manufacturer's recommendation and operating and maintenance manuals.

     4b.  Debtor  agrees  that  the  Collateral  will be  operated  only by duly
     certificated   and   qualified   pilots  and  shall  be  based  within  the
     geographical boundaries of the United States.

     4c. Debtor shall be responsible for and pay for all expenses of owning and operating the Collateral, including but not limited to storage, fuel, lubricants, service, inspections, overhauls, replacements, maintenance and repairs, all in compliance with the manufacturer's operating and maintenance manuals and with FAA rules and regulations. Debtor shall properly maintain all records pertaining to the maintenance and operation of the Collateral.

     5. INSURANCE. Debtor will, at its own expense, keep the Collateral insured at all times against loss, damage, theft and such other casualties as RACC may reasonably require (including hull insurance) in such amounts, under such forms of policies, upon such terms, for such periods and with such companies or underwriters as RACC may (but has no obligation to) approve. Losses or refunds in all cases shall be payable to RACC and Debtor as their interests may appear. In no event shall the amount of such insurance be less than the amount of indebtedness due under the Promissory Note. All policies of insurance shall provide for at least 30 days prior written notice of cancellation to RACC, and shall contain a breach of warranty endorsement in favor of RACC. RACC may obtain such insurance if such insurance is not provided by Debtor. Debtor shall furnish to RACC proof satisfactory to RACC of compliance with the provisions of this paragraph. RACC, and its assigns, are hereby irrevocably appointed attorney-in-fact for Debtor to endorse for Debtor any checks, drafts or other instruments whatsoever payable to Debtor as proceeds or refunds for any such insurance and to make claims of loss and to sign proofs of loss against any insurance company and to receive all payments. Debtor will pay any deductible portion of such insurance. All risk of loss, damage, destruction or confiscation shall at all times be on Debtor.

     6. DEBTOR'S POSSESSION. Until default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement. RACC may examine and inspect the Collateral, wherever located, at all reasonable times. At its option, but without assuming any obligation to do so, RACC may discharge taxes, liens or security interests, or other encumbrances levied or asserted against the Collateral, may place and pay for insurance thereon, may order and pay for the repair, maintenance and preservation thereof, and may pay any necessary filing or recording fees. Amounts paid by RACC under the preceding sentence shall be added to Debtor's unpaid balance under the Promissory Note, shall be secured by the Collateral and shall be payable upon demand, together with interest at the rate computed as provided in Paragraph 2 of the Promissory Note until paid in full. Debtor shall at all times keep the Collateral and any proceeds therefrom separate and distinct from other property of the Debtor and shall keep accurate and complete records of the Collateral and any such proceeds.

     7.  DEFAULT.  Upon  Default  as defined in the  Promissory  Note,  RACC may require Debtor to assemble the Collateral and make it available to RACC at a place to be designated by RACC which is reasonably convenient to both parties. The requirements of the Kansas Uniform Commercial Code for reasonable notification to Debtor of the time and place of any proposed public sale of the Collateral or of the time after which any private sale or other intended disposition is to be made shall be met if such notice is mailed, postage prepaid, to Debtor's address, as shown herein, at least ten (10) days before the time of the sale or disposition. After deduction of all reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, together with costs of collection, attorneys' fees and legal expenses of RACC, and after the payment of the principal and interest due under the Promissory Note, the balance, if any, of the proceeds of the sale may be applied to the payment of any or all other indebtedness of Debtor to RACC, whether due or note, whether direct or indirect, absolute or contingent, whether now existing or hereafter arising, and whether owing individually or in connection with others not parties hereto, and to the satisfaction of indebtedness secured by any subordinate security interest in the collateral of which RACC has received notice prior to distribution of the proceeds. Debtor shall be liable for any deficiency after application of such proceeds, to the extent permitted by law. If after a default by Debtor, the Collateral is returned to or recovered by RACC, Debtor agrees RACC may fly or otherwise move the Collateral for demonstration and other purposes reasonably related to a proposed public or private sale or other disposition of the Collateral.

     8. WAIVER OF DEFAULT. No waiver by RACC of any default shall be effective unless in writing, nor operate as a waiver of any other default or of the same default in the future.

     9. RESTRICTION ON TRANSFER OR LIENS. Debtor will not, without the prior written consent of RACC, sell or otherwise transfer or encumber the Collateral, or any interest therein, or offer to do so or remove or attempt to remove the Collateral from the United States. Debtor will keep the Collateral free from any adverse security interest, lien or encumbrance and will not permit the Collateral to be attached or replevied.

     10. TAXES. Debtor will promptly pay, when due, all taxes and assessments upon the Collateral or upon its use or operation or upon this Security Agreement and the obligations evidenced by the Promissory Note.

     11. CHANGE OF ADDRESS. Debtor will immediately notify RACC in writing of any change of address from that shown in this Security Agreement and any change of base for the Collateral. Debtor will keep the Collateral based at

               5200 South Washington Avenue, Titusville, FL 32780

     12. GOVERNING LAW AND CHOICE OF FORUM. THIS AGREEMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN "EVENT OF DEFAULT" SHOULD OCCUR, RACC (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR RACC TO OBTAIN POSSESSION OF THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

     13. ENFORCEABILITY. The unenforceability of any provision hereof shall not affect the validity of any other provision hereof.

     14. BINDING AGREEMENT. All obligation of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor, their liabilities shall be joint and several. All rights of RACC hereunder shall inure to the benefit of its successors and assigns.

     15. ASSIGNMENT. RACC may transfer or assign all or any part of its interest in this Security Agreement without the consent of Debtor or any other party. Debtor shall not sell, assign, transfer, encumber or convey any of its interests in the Collateral or in this Security Agreement without the prior written consent of RACC.

     16. ENTIRE AGREEMENT. This Security Agreement and the Promissory Note constitute the entire agreement between and among the parties with respect to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties not expressly set forth herein. Neither this Security Agreement nor the Promissory Note shall be changed orally, but only by writing signed by the parties hereto.

DEBTOR HEREIN ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS ALL OF THE TERMS AND CONDITIONS OF THIS SECURITY AGREEMENT. BY EXECUTION HEREOF, THE UNDERSIGNED HEREBY CERTIFIES THAT HE/SHE IS DULY AUTHORIZED TO EXECUTE THIS SECURITY AGREEMENT IN THE CAPACITY STATED BELOW.


Executed this 19th day of December, 1997, at Wichita, Kansas.


Debtor:        First Choice Melbourne 1, Inc.
               /s/ Gary R. Smith
               -----------------
               Gary R. Smith, President

Address:       5200 South Washington Avenue
               Titusville, FL 32780


RAYTHEON AIRCRAFT CREDIT CORPORATION

By: /s/
        "RACC"